UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 8, 2007 (June 6, 2007)
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio		43058-3500

(Address of principal executive offices)		(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On June 8, 2007, a national bank subsidiary of Park National Corporation, The First-Knox National Bank of Mount Vernon (“First-Knox”), issued a joint Press Release with Ohio Legacy Bank, N.A. (“Ohio Legacy”), announcing the signing of a definitive purchase and assumption agreement for the sale of the Millersburg, Ohio banking office (the “Millersburg Branch”) of Ohio Legacy to First-Knox. (A copy of the joint Press Release is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.)
Under the terms of the definitive purchase and assumption agreement, which was made to be effective as of June 6, 2007, First-Knox will acquire substantially all of the loans administered at the Millersburg Branch of Ohio Legacy and assume substantially all of the deposit liabilities relating to the deposit accounts assigned to the Millersburg Branch, in each case as of the effective time of the closing of the transaction.
The loans which are to be sold to First-Knox total approximately $42 million based upon the loans administered at the Millersburg Branch as of March 31, 2007 and the deposit liabilities which are to be assumed by First-Knox total approximately $28 million based upon the deposit liabilities related to the deposit accounts assigned to the Millersburg Branch as of March 31, 2007.
The Millersburg Branch acquisition is expected to close late in the third quarter of 2007. This proposed acquisition is subject to customary conditions in the purchase and assumption agreement, including receipt of the approval of the Office of the Comptroller of the Currency.
Item 9.01 — Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Joint Press Release issued on June 8, 2007 by The First-Knox National Bank of Mount Vernon (a national bank subsidiary of Park National Corporation) and Ohio Legacy Bank, N.A. announcing the signing of a definitive purchase and assumption agreement for the sale of the Millersburg, Ohio banking office of Ohio Legacy Bank, N.A. to The First-Knox National Bank of Mount Vernon

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: June 8, 2007	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 8, 2007
Park National Corporation

Exhibit No.	Description

99.1	Joint Press Release issued on June 8, 2007 by The First-Knox National Bank of Mount Vernon (a national bank subsidiary of Park National Corporation) and Ohio Legacy Bank, N.A. announcing the signing of a definitive purchase and assumption agreement for the sale of the Millersburg, Ohio banking office of Ohio Legacy Bank, N.A. to The First-Knox National Bank of Mount Vernon

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